Exhibit 10.11

Principal Life Insurance Company Raleigh, NC 27612 1-800-999-4031 A member of the Principal Financial Group®	THE EXECUTIVE NONQUALIFIED “EXCESS” PLANSM

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by Semtech Corporation (the “Employer”) of the Executive Nonqualified Excess Plan (“Plan”).

W I T N E S S E T H:

WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder, and shall apply to amounts deferred after January 1, 2005, and to amounts deferred under the terms of any predecessor plan which are not earned and vested before January 1, 2005; and

WHEREAS, the Employer has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan, and Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement;

NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6 Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

XX	(a	)	The administrative committee of at least three individuals appointed by the Board to serve at the pleasure of the Board.

	(b	)	Employer.

	(c	)	Other (specify): .

2.7 Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

XX	(a	)	Base salary.

XX	(b	)	Service Bonus.

XX	(c	)	Performance-Based Compensation earned in a period of 12 months or more.

XX	(d	)	Commissions.

	(e	)	Compensation received as an Independent Contractor reportable on Form 1099.

XX	(f	)	Other: Royalty Payments.

2.8 Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Participant Deferral to such account at the time designated below:

	(a	)	The last business day of each Plan Year.

	(b	)	The last business day of each calendar quarter during the Plan Year.

	(c	)	The last business day of each month during the Plan Year.

XX	(d	)	The last business day of each payroll period during the Plan Year.

	(e	)	Each pay day as reported by the Employer.

	(f	)	Any business day on which Participant Deferrals are received by the Provider.

	(g	)	Other: .

2.12 Effective Date:

	(a	)	This is a newly-established Plan, and the Effective Date of the Plan is .

XX	(b	)	This is an amendment and restatement of a plan named Semtech Executive Compensation Plan with an effective date of January 1, 2004. The Effective Date of this amended and restated Plan is January 1, 2005. This is amendment number 1.

2.18 Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

	(a	)	Age .

	(b	)	The later of age or the anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

XX	(c	)	Other: Completion of 10 Years of Plan participation.

XX	(d	)	Other: Completion of 5 Years of Plan participation and attainment of age 59.

2.22 Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	Address	Telephone No.	EIN
Semtech Corporation	200 Flynn Road	(805) 389-2703	95-2119684
Camarillo, CA 93012

Semtech Corpus Christi	200 Flynn Road	(805) 389-2703	74-2580516
Corporation	Camarillo, CA 93012

Semtech San Diego Corporation	10021 Willow Creek Road	(858) 695-1808	33-0606952
San Diego, CA 92131

2.24 Plan: The name of the Plan as applied to the Employer is Semtech Executive Compensation Plan.

2.25 Plan Administrator: The Plan Administrator shall be:

	(a	)	Committee.

	(b	)	Employer.

XX	(c	)	Other: Vice President, Human Resources.

2.27 Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.35 Trust:

XX	(a	)	The Employer does desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

	(b	)	The Employer does not desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

	(c	)	The Employer desires to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan upon the occurrence of a Change in Control.

4.1 Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.7 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

[Complete the following blanks only if a minimum or maximum deferral is desired:]

XX	(a	)	Base salary:

minimum deferral: $ or %
maximum deferral: $ or %

XX	(b	)	Service Bonus:

minimum deferral: $ or %
maximum deferral: $ or %

XX	(c	)	Performance-Based Compensation:

minimum deferral: $ or %
maximum deferral: $ or %

XX	(d	)	Other: Commissions and Royalty Payments:

minimum deferral: $ or %

maximum deferral: $ or %

	(e	)	Participant deferrals not allowed.

4.2 Employer Credits: The Employer will make Employer Credits in the following manner:

XX	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

	XX	(i)	An amount determined each Plan Year by the Employer.

		(ii)	Other: .

XX	(b)	Employer Profit Sharing Credits: The Employer may make profit sharing credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

	XX	(i)	An amount determined each Plan Year by the Employer.

		(ii)	Other: .

	(c)	Other: .

	(d)	Employer Credits not allowed.

5.3 Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

XX	(a)	An amount to be determined by the Committee.

	(b)	Other: .

	(c)	No additional benefits.

5.4 In-Service Distributions: In-service accounts are permitted under the Plan:

XX	(a	)	Yes, with respect to:

			XX	Participant Deferral Credits only.

Employer Credits only.

Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:

			XX	Single lump sum payment.

			XX	Annual installment payments over no more than 20 years.

If applicable, amounts not vested at the specified time of distribution will be:

Forfeited

Distributed annually when vested

	(b	)	No in-service distributions permitted.

5.5 Education Distributions: Education accounts are permitted under the Plan:

XX	(a	)	Yes, with respect to:

			XX	Participant Deferral Credits only.

Employer Credits only.

Participant Deferral and Employer Credits.

Education distributions may be made in the following manner:

Single lump sum payment.

			XX	Annual installment payments over no more than 6 years.

If applicable, amounts not vested at the specified time of distribution will be:

Forfeited

Distributed annually when vested

	(b	)	No education distributions permitted.

5.6 Change in Control: Participant may elect to receive distributions under the Plan upon a Change in Control:

XX	(a	)	Yes, Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control.

	(b	)	Participants may not elect to have accounts distributed upon a Change in Control.

6.1 Payment Options: Any benefit payable under the Plan upon a Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participant Deferral Agreement:

1.	Separation from Service other than Retirement (Retirement is defined by the Employer)

	XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

	XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 20 years.

	XX	(c)	Other: [check desired option]:

(i) Lump Sum: the later of:

Separation From Service

Specified Date: / / or

Attainment of Age .

(ii) Annual Installments for years: the later of:

Separation From Service

Specified Date: / / or

Attainment of Age .

2.	Separation from Service due to Retirement

	XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

	XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 20 years.

	XX	(c)	Other: [check desired option]:

(i) Lump Sum: the later of:

Separation From Service

Specified Date: / / or

Attainment of Age .

(ii) Annual Installments for years: the later of:

Separation From Service
Specified Date: / / or
Attainment of Age .

3.	Death

	XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

	XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 20 years.

	XX	(c)	Other: [check desired option]:

(i) Lump Sum: the later of:

Separation From Service
Specified Date: / / or
Attainment of Age .

(ii) Annual Installments for years: the later of:

Separation From Service
Specified Date: / / or
Attainment of Age .

4.	Disability

	XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

	XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 20 years.

	XX	(c)	Other: [check desired option]:

(i) Lump Sum: the later of:

Separation From Service
Specified Date: / / or
Attainment of Age .

(ii) Annual Installments for years: the later of:

Separation From Service
Specified Date: / / or
Attainment of Age .

5.	Changein Control

	XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

	XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 20 years.

	XX	(c)	Other: [check desired option]:

(i) Lump Sum: the later of:

Separation From Service
Specified Date: / / or
Attainment of Age .

(ii) Annual Installments for years: the later of:

Separation From Service
Specified Date: / / or
Attainment of Age .

		(d)	Not applicable.

6.2 De Minimis Amounts. Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment if the payment accompanies the termination of the Participant’s entire interest in the Plan and the amount of such payment does not exceed $ 50,000.

7. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

XX	(a)	Normal Retirement Age.
XX	(b)	Death.
XX	(c)	Disability.
	(d)	Change in Control
XX	(e)	Other: Upon involuntary termination of employment if such termination occurs within (18) months of the effective date of a Change in Control.
XX	(f)	Satisfaction of the vesting requirement specified below:

	XX	Employer Discretionary Credits:

			(i)	Immediate 100% vesting.

			(ii)	100% vesting after Years of Service.

			(iii)	100% vesting at age .

		XX	(iv)	Number of Years of Service		Vested Percentage
				Less than	1	0%
					1	25%
					2	50%
					3	75%
					4 or more	100%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

			(1)	First Day of Service.

			(2)	Effective Date of the Plan Participation.

XX	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary
Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all Employer Discretionary Credits to the Deferred Compensation
Account shall be 100% vested upon the following event(s): Termination of Plan.

XX	Employer Profit Sharing Credits:

		(i)	Immediate 100% vesting.

		(ii)	100% vesting after Years of Service.

		(iii)	100% vesting at age .

	XX	(iv)	Number of Years of Service		Vested Percentage
			Less than	1	0%
				1	25%
				2	50%
				3	75%
				4 or more	100%

	For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

		(1)	First Day of Service.

		(2)	Effective Date of the Plan Participation.

XX	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Profit Sharing
Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all Employer Profit Sharing Credits to the Deferred Compensation
			Account shall be 100% vested upon the following event(s): Termination of Plan.

Other Employer Credits:

(i)	Immediate 100% vesting.

(ii)	100% vesting after Years of Service.

(iii)	100% vesting at age .

(iv)	Number of Years of Service	Vested Percentage
	Less than	1%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10 or more %

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

(1)	First Day of Service.
(2)	Effective Date of the Plan Participation.

(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all other Employer Credits to the Deferred Compensation Account shall be 100%
vested upon the following event(s): .

14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section      of the Plan shall be amended to read as provided in attached Exhibit     .

XX There are no amendments to the Plan.

17.9 Construction: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of Delaware, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.

Semtech Corporation
Name of Employer

By:	/s/ Emeka Chukwu
Authorized Person
Date:	5/17/07

The Plan is adopted by the following Participating Employers:

Semtech Corpus Christi Corporation
Name of Employer

By:	/s/ Emeka Chukwu
Authorized Person
Date:	5/17/07

Semtech San Diego Corporation
Name of Employer

By:	/s/ Emeka Chukwu
Authorized Person
Date:	5/17/07

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. The Employer should obtain legal and tax advice from its professional advisors before adopting the Plan. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.